EXHIBIT 10.15

COMPENSATION INFORMATION FOR NAMED EXECUTIVE OFFICERS

The table below provides information regarding the 2010 annual base salary, 2009 cash bonus and 2010 bonus target for each named executive officer of Company:

Named Executive Officer	2010 Annual Base Salary	2009 Cash Bonus	2010 Bonus Target (% of Base Salary)
David L. Brown Chief Executive Officer	$410,000	$300,000	100%
Kevin M. Carney Chief Financial Officer	$265,000	$120,000	65%

The table below provides information regarding the equity grants for each named executive officer of Company:

Named Executive Officer	Number of Restricted Stock Granted (1)	Number of Stock Options Granted (2)	Vesting Commencement Date
David L. Brown Chief Executive Officer	180,000	180,000	February 4, 2010
Kevin M. Carney Chief Financial Officer	60,000	60,000	February 4, 2010

(1) The restricted stock awards vest twenty-five percent (25%) annually over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The remaining terms and conditions of the restricted stock awards are set forth in the 2008 Plan and the forms of Option Grant Notice and Option Agreement previously filed as Exhibits 99.2 and 99.3, respectively to the Company’s Registration Statement on Form S-8 (333-150872), filed with the Commission on May 13, 2008, and are qualified in their entirety by reference therein.

(2) The stock options vest in forty-eight (48) equal monthly installments over four (4) years, subject in each case to the named executive officer continuing to be an employee of the Company (except as otherwise provided in their respective individual employment agreements with the Company). The exercise price of the options is $5.40, which was the closing price of the Company’s stock on February 4, 2010. The remaining terms and conditions of the restricted stock awards are set forth in the 2005 Plan and related agreements previously filed as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (333-124349), filed with the Commission on April 27, 2005, and are qualified in their entirety by reference therein.